                                                                   EXHIBIT 10.29

                       GUARANTY - SUBSIDIARY GUARANTORS
                       --------------------------------

     FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI Incorporated ("AGI"),
                                                                        ---
Klearfold, Inc. ("Klearfold", and together with the Company and AGI, each a
                  ---------
"Debtor" and collectively, the "Debtors"), the undersigned (each a "Guarantor"
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and collectively the "Guarantors") hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (a) all obligations of the Debtors or the other Guarantor from time to time existing or arising under or pursuant to the Credit Agreement, dated as of even date herewith, among the Debtors, the financial institutions from time to time party thereto (the "Lenders") and Bank of America National Trust & Savings Association, as agent (the "Agent") (as from time to time restated, amended or modified, the "Credit Agreement"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement),
(b) all obligations of a Debtor from time to time existing or arising under or pursuant to any (i) obligations under a Swap Contract relating to the Loans with Bank of America National Trust & Savings Association ("BofA"), in its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA, or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Swap Contract (collectively, the "Swap Creditors"), or (ii) Indebtedness of a Debtor or the other Guarantor evidenced by a letter of credit issued pursuant to
Section 8.05(i) of the Credit Agreement (a "Section 8.05 Letter of Credit", and together with the Credit Agreement, the Loan Documents, and each Swap Contract, individually a "Debt Agreement" and Collectively, the "Debt Agreements") by BofA or any Lender, in each case in its individual capacity (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Section 8.05 Letter of Credit (collectively, the LC Creditors", and together with the Agent, the Lenders and the Swap Creditors, each a "Creditor" and collectively, the "Creditors") and (c) all other amounts from time to time owing to the Creditors by the Debtors or the other Guarantor under the Debt Agreements, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the Guarantors further agree to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by any Creditor, in endeavoring to collect the Obligations, or any part thereof, and in enforcing this guaranty; provided, however, that each Guarantor
                                         --------  -------
shall only be liable under this guaranty for the greater of (I) the net amount of all loans advanced to Debtor under the Credit Agreement and reloaned or otherwise transferred to such Guarantor or (II) maximum amount of such liability that can be hereby incurred without rendering this guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantors specifically agree that it shall not be necessary or required that any Creditor exercise any right, assert any claim or demand, or enforce any remedy whatsoever against any Debtor (or any other Person) before or as a condition to the obligations of the Guarantors hereunder.

     The Guarantors agree that, in the event of the dissolution or insolvency of a Debtor or any of the Guarantors, or the inability of a Debtor or any of the Guarantors to pay debts as they mature, or an assignment by a Debtor or any of the Guarantors for the benefit of creditors, or the institution of any proceeding by or against a Debtor or any of the Guarantors alleging that a Debtor or such Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Obligations may not then be due and payable, the Guarantors will pay to the relevant Creditor forthwith the full amount that would be payable hereunder by the Guarantors if all Obligations were then due and payable.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, the dissolution of any of the Guarantors or that at any time or from time to time all Obligations may have been paid in full).

     The Guarantors further agree that, if at any time all or any part of any payment theretofore applied by any Creditor to any of the Obligations is or must be rescinded or returned by such Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of a Debtor or any Guarantor), such Obligations shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Creditor, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by such Creditor had not been made.

     The Agent, on behalf of any Creditor, may, from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the Guarantors, retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder.

     Any Creditor may, from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion without notice to the Guarantors, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Obligations; (b) extend or renew for one or more periods (whether or not longer than the original period), alter, amend or exchange any of the Obligations or any of the documentation pertaining thereto, or release or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (d) resort to any Guarantor for payment of any of the Obligations, whether or not such Creditor (i) shall have resorted to any property securing any of the Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Guarantors).

     Any amounts received by a Creditor from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as such Creditor may from time to time elect, subject to the terms of the other Debt Agreement.

     Until such time as this guaranty shall have been discontinued as to all Guarantors and the Creditors shall have received payment of the full amount of all Obligations and of all obligations of the Guarantor hereunder, no payment made by or for the account of any Guarantor pursuant to this guaranty shall entitle such Guarantor by subrogation or otherwise to any payment by a Debtor or from or out of any property of a Debtor and such Guarantor shall not exercise any right or remedy against a Debtor or any property of a Debtor by reason of any performance by such Guarantor of this guaranty.

     The Guarantors hereby expressly waive: (a) notice of the acceptance by any Creditor of this guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     Until the irrevocable payment in full of all of the Obligations (other than Obligations under the relevant agreement with a Creditor which expressly survive the termination of such agreement) and termination of all Commitments, (a) each Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against a Debtor arising from the existence or performance of this guaranty and (b) each Guarantor waives any right to enforce any remedy which any Creditor now has or may hereafter have against a Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by a Creditor securing the Obligations. Upon such irrevocable payment and termination, the relevant Debtor shall indemnify such Guarantor for the full amount of any payment made by such Guarantor under this Guaranty and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

     Each Guarantor (a "Contributing Guarantor") agrees that, in the event a payment shall be made by any other Guarantor under this guaranty and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Company as provided above, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor as of date hereof and the denominator shall be the aggregate net worth of all the Guarantors on such date. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this section shall be subrogated to the rights of such Claiming Guarantor to the extent of such payment. All rights of contribution and subrogation of any Guarantor hereunder shall be fully subordinated in time and priority of payment to the Obligations and all other indebtedness of the Debtors to each Creditor.

     Any Creditor may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the Guarantors, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were a Creditor.

     Each Guarantor hereby warrants to each Creditor that such Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtors. No Creditor shall have any duty or responsibility to provide the Guarantors with any credit or other information concerning the affairs, financial condition or business of the Debtors that may come into the possession of such Creditor.

     Each Guarantor represents and warrants to each Creditor that all representations and warranties relating to such Guarantor contained in Article VI of the Credit Agreement are true and correct in all material respects.

     Each Guarantor hereby agrees that until all Obligations have been paid in full and any and all documents relating thereto have been terminated, it shall comply with all covenants relating to such Guarantor contained in Articles VII and VIII of the Credit Agreement.

     No delay on the part of any Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon any Creditor except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of any Creditor permitted hereunder shall in any way affect or impair the rights of any Creditor and the obligations of the Guarantors under this guaranty. For the purposes of this guaranty, Obligations shall include all obligations of the Debtors to each Creditor arising under or in connection with the agreements relating to the Obligations, notwithstanding any right or power of a Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantors hereunder. The obligations of the Guarantors under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Guarantors. The Guarantors hereby acknowledge that there are no conditions to the effectiveness of this guaranty.

     This guaranty shall be binding upon the Guarantors, and upon the legal representatives, successors and assigns of the Guarantors; and all references herein to the Debtors and to the Guarantors, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Guarantors hereunder shall be joint and several.

     Any notice required or permitted to be given under this Guaranty shall be given (i) in the case of a Guarantor, at the address specified on Schedule A hereto, (ii) in the case of the Agent and each Lender, in accordance with the Credit Agreement, (iii) in the case of a L/C Creditor, in accordance with the relevant Section 8.05 Letter of Credit and (iv) in the case of a Swap Creditor, in accordance with the relevant Swap Contract. Any Guarantor, the Agent or any Secured Creditor may change the address for service of notice upon it by a notice in writing to the other.

     Neither the Agent nor any Secured Creditor shall be under any obligation to marshall any assets in favor of the Guarantor or any other party or against or in payment of any or all of the Secured Obligations.

     THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

     EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AGI WITH OFFICES ON THE DATE HEREOF AT 1950 RUBY ROAD, MELROSE PARK, ILLINOIS 60160, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN ILLINOIS ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE RELEVANT GUARANTOR AT ITS ADDRESS SET FORTH ON SCHEDULE A, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY SECURED CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A GUARANTOR IN ANY OTHER JURISDICTION.

     AGI hereby irrevocably accepts its appointment as agent for service of process for each Guarantor set forth in the above paragraph and agrees that it
(i) shall inform the Agent promptly in writing of any change of its address in the State of Illinois, (ii) shall terminate any of the agency relationships created by the above paragraph only upon 60 days prior written notice to the Agent, and (iii) shall perform its obligations as such agent in accordance with the provisions of the above paragraph. AGI, as process agent, and its successor or successors agrees to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under the above paragraph or the Loan Documents, as the case may be. AGI agrees that it will maintain an office in Melrose Park, Illinois until such time as the Guarantors shall have entered into a letter agreement in form and substance satisfactory to the Agent appointing another agent for service of process in the State of Illinois, which agent shall be acceptable to the Agent.

     THE GUARANTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



                           [Signature Page Follows]

     IN WITNESS WHEREOF, the Guarantors have executed this Guaranty by their duly authorized officers as of the 12th day of March, 1998.

                                 KF-DELAWARE, INC.


                                 By  /s/ Adam J. Murphy
                                     -----------------------------------
                                     Name: Adam J. Murphy
                                          ------------------------------
                                     Title: Vice President
                                           -----------------------------


                                 KF-INTERNATIONAL, INC.


                                 By  /s/ H. Scott Herrin
                                     -----------------------------------
                                     Name: H. Scott Herrin
                                          ------------------------------
                                     Title: Treasurer
                                           -----------------------------


Acknowledged and Agreed as of
the 12th day of March, 1998:

BANK OF AMERICA NATIONAL
 TRUST &  SAVINGS ASSOCIATION,
  as Agent

By  /s/ David Johanson
    -------------------------------
    Name: David Johanson
         --------------------------
    Title: Vice President
          -------------------------

                      [TO GUARANTY-SUBSIDIARY GUARANTORS]

                                  SCHEDULE A
                                  ----------

                              NOTICE INFORMATION
                              ------------------


KF-Delaware, Inc.

364 Valley Road
--------------------------------------
Warrington, Bucks County, Pennsylvania
--------------------------------------
Fax: 215-443-7012
    ----------------------------------
Telephone: 215-443-5065
          ----------------------------
Attn:[Daniel Santry]
     ---------------------------------


KF-International, Inc.

364 Valley Road
--------------------------------------
Warrington, Bucks County, Pennsylvania
--------------------------------------
Fax: 215-443-7012
    ----------------------------------
Telephone: 215-443-5065
          ----------------------------
Attn:[Daniel Santry]
     ---------------------------------